UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

UMED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

000-55030
(Commission File Number)

90-0893594
(IRS Employer Identification No.)

6628 Bryant Irvin Road, Suite 250
Fort Worth, Texas 76132
(Address of principal executive offices)

(817) 346-6900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 10, 2015, we filed with the Securities and Exchange Commission our Current Report on Form 8-K with respect to various events described therein.  At the time of the filing of our Current Report on Form 8-K, we were unaware of the Commission’s impending order against Terry L. Johnson, CPA discussed below.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to provide additional information with respect to the resignation of Terry L. Johnson, CPA as the auditor of the registrant on May 6, 2015.

The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K filed on June 10, 2015, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K filed on June 10, 2015.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 17, 2015, the Securities and Exchange Commission issued an order instituting a public administrative and cease-and-desist order against Terry L. Johnson, CPA, the previous auditor for the registrant who resigned as the registrant’s auditor on May 6, 2015.  On July 7, 2015, the PCAOB withdrew the registration of Terry L. Johnson, CPA.  As a result of the Commission’s order, Terry L. Johnson, CPA was denied the privilege of appearing or practicing before the Commission for failing to comply with PCAOB auditing standards.  Terry L. Johnson, CPA was also cited for the issuance of audit reports that falsely stated that Terry L. Johnson, CPA conducted its audits in accordance with the standards of PCAOB.

On September 24, 2015, the registrant was made aware of the Commission’s order dated September 17, 2015, against Terry L. Johnson, CPA.  Due to the Commission’s order, the registrant can no longer include the audit reports of Terry L. Johnson, CPA in the registrant's filings with the Commission.

The registrant has made the decision to have its financial statements for the years 2012, 2013, and 2014, re-audited by its current auditor, Patrick D. Heyn, CPA, P.A. who was engaged by the registrant on June 3, 2015.  If the registrant should conclude, after the re-audits of its financial statements for the years 2012, 2013, and 2014, that its financial statements for the years 2012, 2013, and 2014, should no longer be relied upon because of an error in such financial statements as addressed in FASB ASC Topic 250, Accounting Changes and Error Corrections, the registrant will make a prompt announcement on Form 8-K as required by the rules of the Commission.

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMED Holdings, Inc.
(Registrant)

Date: September 30, 2015	By:	/s/Randy Moseley
	Name:	Randy Moseley
	Title:	Chief Financial Officer